SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                              e.Digital Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[ ] No fee required.
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:




[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (6)  Amount Previously Paid:

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     (7)  Form, Schedule or Registration Statement No.:

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     (8)  Filing Party:

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     (9)  Date Filed:

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



                              E.DIGITAL CORPORATION
          13114 Evening Creek Drive South, San Diego, California 92128

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held December 4, 2003

                             TO THE STOCKHOLDERS OF
                              E.DIGITAL CORPORATION

         Notice is hereby  given that the Annual  Meeting of  Stockholders  (the
"Annual Meeting") of e.Digital Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company, located at 13114 Evening Creek Drive South, San Diego, California 92128, on Thursday, December 4, 2003, beginning at 2:00 p.m. local time. The Annual Meeting will be held for the following purposes:

         1. To elect directors of the Company to serve as directors until the annual meeting of stockholders to be held in 2004, and until such directors' successor has been duly elected and qualified or until such directors have otherwise ceased to serve as directors.

         2. To ratify the appointment of Singer Lewak Greenbaum & Goldstein, LLP as independent accountants for the Company for the fiscal year ending March 31, 2004.

         3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

         The Board of Directors has fixed October 21, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for ten (10) days prior to the Annual Meeting.

         We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

         STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.


                                       By Order of the Board of Directors

                                       /s/ ALFRED H. FALK
                                       --------------------------------------
                                       ALFRED H. FALK
                                       President and Chief Executive Officer

San Diego, California                  Telephone - (858) 679-1504
October 22, 2003                       Facsimile - (858) 486-3922
                              e.Digital Corporation
           This Proxy is solicited on behalf of the Board of Directors
                       2003 ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held December 4, 2003


         The undersigned stockholder of e.Digital Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 22, 2003, and hereby appoints Alfred H. Falk and Robert Putnam, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of e.Digital Corporation, to be held on Tuesday, December 4, 2003, at 2:00 p.m., local time, at the offices of the Company, located at 13114 Evening Creek Drive South, San Diego, California 92128, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


1.  ELECTION OF DIRECTORS: ___ FOR all nominees listed below ___ WITHHOLD AUTHORITY to vote
                               (except as indicated)             for all nominees listed below


         If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the following list:

       Alfred H. Falk, Robert Putnam, Allen Cocumelli, Victor G. Ramsauer
                                 and Alex Diaz.


2. PROPOSAL TO RATIFY THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP, AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2004:

     ___ FOR                   __ AGAINST                          __ ABSTAIN

     and, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.


(Continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION AND NO ABSTENTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP, AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TELEPHONE NUMBER OF THE COMPANY IS
(858) 679-1504 AND ITS FACSIMILE NUMBER IS (858) 486-3922.

                                         DATED:                         , 2003
                                               -------------------------



------------------------------------
                                         Signature


------------------------------------
                                         Signature


                    (This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).



                    [ ] I PLAN TO ATTEND THE MEETING


                              --------------------
                               Attache label here
                              --------------------


Even if you plan to join us at the meeting,

Please. . .

Sign, date, and return your proxy in the enclosed, postage paid envelope.

Thank You
                              e.Digital Corporation
                         13114 Evening Creek Drive South
                           San Diego, California 92128


                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held December 4, 2003


                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of e.Digital Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2:00 p.m., local time, on December 4, 2003, and any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The telephone number of the Company is
(858) 679-1504 and its facsimile number is (858) 486-3922. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about November 3, 2003.

                             RECORD DATE AND VOTING

         October 21, 2003 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any postponements or adjournments thereof. As of October 21, 2003, there were 155,125,885 shares of the Company's common stock, $.001 par value per share (the "Common Stock"), and 205,000 shares of Series D preferred stock (the "Series D Preferred Stock") issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting.

         Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held, and each holder of Series D Preferred Stock on the Record Date will be entitle to fifty votes for each share held, or an aggregate of 10,250,000 votes for the Series D Preferred Stock. With respect to all matters other then the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected.
Unless otherwise instructed, proxies solicited by the Company will be voted "FOR" the nominees named herein for election as directors and "FOR" the ratification of the selection of Singer Lewak Greenbaum & Goldstein LLP to provide audit services to the Company for the fiscal year ending March 31, 2004.

         New York Stock Exchange Rules ("NYSE Rules") generally require that when shares are registered in street or nominee name, its member brokers must receive specific instructions from the beneficial owners in order to vote on certain proposals. However, the NYSE Rules do not require specific instructions in order for a broker to vote on the election of directors. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on any proposal that does require specific instructions, those shares will not be considered as present and entitled to vote with respect to that matter. Pursuant to Delaware law, a broker non-vote will not be treated as present or voting in person or by proxy on the proposal. A broker non-vote will have no effect for the purpose of determining whether a director has been elected.

         A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Annual Meeting and voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.

                              ELECTION OF DIRECTORS
                                 (Proposal One)

         The Company's bylaws state that the Board of Directors shall consist of not less than four nor more than seven members. The specific number of Board members within this range is established by the Board of Directors and is currently set at five. A Board of five directors, will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's five nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and such time as his or her successor is fully elected and qualified or until his or her earlier resignation, removal or death. The nominees have supplied the following background information to the Company:

Name                    Age    Principal Occupation                             Director Since
----                    ---    --------------------                             --------------
Alfred H. Falk          48     President and Chief Executive Officer
                                 of the Company                                     1997

Robert Putnam           45     Vice President since 1993                            1995

Allen Cocumelli         53     Chief Operating Officer of Simple Network            1999
                               Communications Inc. since 1997

Victor G. Ramsauer      49     Shareholder of Levitz, Zacks and Ciceric,            2000
                               CPAs since 1985

Alex Diaz               39     Chairman of the Board of Directors of the            2002
                               Company since 2002; Executive Vice President of
                               Califormula Radio Group since 1996



THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES.

                                   MANAGEMENT

         Set forth below is certain information with respect to each of the nominees for the office of director, each director whose term of office will continue after the Annual Meeting and each executive officer and key employee of the Company:

Name                  Age      Position
----                  ---      --------
Alex Diaz             39       Chairman of the Board and Director
Alfred H. Falk        48       President, Chief Executive Officer and Director
Robert Putnam         45       Vice President and Director
Renee Warden          39       Chief Accounting Officer, Secretary and Treasurer
Allen Cocumelli       53       Director, Audit and Compensation Committees
Victor G. Ramsauer    49       Director, Audit and Compensation Committees
Steve Ferguson *      40       Vice President of Business Development
Atul Anandpura *      40       Vice President of Research and Development

* Key employees

Biographical Information

         Alex Diaz - Mr. Diaz was appointed to the Board of Directors in August 2002 and was elected as the Chairman of the Board in November 2002. Mr. Diaz has been Executive Vice President of Califormula Radio Group since 1996. Prior to joining Califormula Radio Group, Mr. Diaz managed the Latin American division of Radio Computing Services, a New York supplier of software and equipment to the broadcasting industry. Mr. Diaz holds a B.A. degree in Mathematics and Computer Science from the University of California, San Diego.

         Alfred H. Falk - Mr. Falk was appointed to the Board of Directors in January 1997 and served as President from January 1997 until December 2001. On July 1, 1998 Mr. Falk was appointed as Chief Executive Officer and on October 20, 2003 he was reappointed as President. From March 1995, prior to his initial appointment as President, he served as Vice President, Business Development and Vice President of OEM and International Sales of the company. Before joining the company, Mr. Falk was with Resources Internationale where he served as Director of U.S. Sales from 1993 to 1995. From 1988 to 1993, Mr. Falk was the Manager of OEM Sales and Technology Licensing for Personal Computer Products, Inc. in San Diego. From 1978 to 1988 Mr. Falk held several management positions at DH Technology and was instrumental in its successful start up. Mr. Falk attended Palomar College in San Marcos and Foothill College in Los Altos, California.

         Robert Putnam - Mr. Putnam was appointed Vice President in April 1993. He was appointed a Director of the Company in 1995. Mr. Putnam served as Secretary of the Company from March 1998 until December 2001. He served as a Director of American Technology Corporation ("ATC") from 1984 to September 1997 and served as Secretary/Treasurer until February 1994, President and Chief Executive Officer from February 1994 to September 1997 and currently serves as Vice President, Investor Relations of ATC. He has also served, as Secretary/Treasurer of Patriot Scientific ("Patriot") since 1989 and from 1989 to March 1998 was a Director of Patriot. Mr. Putnam obtained a B.A. degree in mass communications/advertising from Brigham Young University in 1983. Mr. Putnam devotes only part-time services to the Company, approximately twenty hours per week.

         Renee Warden - Ms. Warden was appointed Chief Accounting Officer, Treasurer and Secretary of the Company in July 2003. From November 1991 until June 1997 she served as the Company's Accounting Manager and from June 1997 to May 2002 she served as the Company's controller. From May 1993 to March 1999 she also served as Accounting Manager for ATC and in March 1999 was appointed Chief Accounting Officer, Treasurer and Secretary of ATC. In March 2003, Ms. Warden assumed the additional duties of Director of Human Resources and Director of Information Systems for ATC. Ms. Warden obtained a B.S. degree in Business Accounting from the University of Phoenix in 1999. Ms. Warden devotes only part-time services to the Company, approximately twenty hours per week.

         Allen Cocumelli - Mr. Cocumelli was appointed to the Board of Directors on August 25, 1999 and served as the Chairman of the Board from April 2000 until November 2002. Mr. Cocumelli has been General Counsel of Simple Network Communications Inc. ("Simplenet") since 1996 and Chief Operating Officer of Simplenet since November 1997. Prior to joining Simplenet, Mr. Cocumelli was in the private practice of law. From 1978 to 1986 Mr. Cocumelli served as a manager in the Components Manufacturing Group and as Director of Corporate Training and Development at Intel. Mr. Cocumelli obtained a B.S. degree in Industrial Psychology from the University of California, Los Angeles in 1972 and a J.D. from Thomas Jefferson University in 1991. Mr. Cocumelli is a member of the California Bar Association.

         Victor G. Ramsauer, CPA - Mr. Ramsauer was appointed to the Board of Directors on April 12, 2000. Mr. Ramsauer has been a stockholder at Levitz, Zacks and Ciceric, CPA's since 1985. Prior to joining Levitz, Zacks and Ciceric, Mr. Ramsauer held a manager level position with Price Waterhouse from 1977 to 1985. Mr. Ramsauer received his B.S. degree in Business Administration from California State Polytechnic University, Pomona in 1976. Mr. Ramsauer obtained his CPA license in both California and Nevada in 1980 and 1999, respectively. Mr. Ramsauer is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants and the Nevada Society of Certified Public Accountants.

         Steve Ferguson - Mr. Ferguson joined the Company in 1999 as Director of Business Development. In 2000, Mr. Ferguson was promoted to Vice President of Sales and Marketing and was further promoted to Vice President of Business Development in 2002. Prior to joining the Company, Mr. Ferguson held the position of Chief Operating Officer and Vice President of Business Development at Enterprise Design Group. From 1995 to 1998, Mr. Ferguson held the position of General Manger for Arena Sports. Mr. Ferguson obtained his B.S. from the University of Iowa.

         Atul Anandpura - Mr. Anandpura joined the Company in 1999 as the Vice President of Research and Development. From 1996 to 1999, Mr. Anandpura held the position of Managing Director for Maycom Europe Ltd. in Surrey U.K. At Maycom, Mr. Anandpura marketed and developed a MP3 player, an advanced digital voice recorder with PC link and various low power wireless communication devices. Prior to joining Maycom, from 1986 to 1996, Mr. Anandpura held the positions of Project Manager, Senior Design Engineer for Maxon Systems Inc., in Surrey U.K. At Maxon Systems, Mr. Anandpura managed and designed the analog, digital hardware, DSP based products and embedded software for telephone related products for British Telecom, Matra Communication and other companies. Mr. Anandpura obtained his Bachelor of Engineering Electronics degree from M.S. University in Baroda, India.

         The terms of all directors will expire at the next annual meeting of the Company's stockholders, or when their successors are elected and qualified. Directors are elected each year, and all directors serve one-year terms.
Officers serve at the pleasure of the Board of Directors. There are no arrangements or understandings between the Company and any other person pursuant to which he was or is to be selected as a director, executive officer or nominee. There are no other persons whose activities are material or are expected to be material to the Company's affairs. For information concerning beneficial ownership of Common Stock by directors and executive officers, see "Security Ownership of Certain Beneficial Owners and Management" below.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

Common Stock

         The following security ownership information is set forth, as of October 21, 2003, with respect to certain persons or groups known to the Company to be beneficial owners of more than 5% of the Company's outstanding Common Stock and with respect to each director of the Company, each of the executive officers named in the Summary Compensation Table currently employed by the Company, and all current directors, nominees and executive officers as a group (six persons). Other than as set forth below, the Company is not aware of any other person who may be deemed to be a beneficial owner of more than 5% of the Company's Common Stock.

         Name and Address                   Amount and Nature of                Percent          Title
          of Beneficial Owner               Beneficial Ownership                of Class         of Class
         --------------------               --------------------                --------         --------
         Alfred H. Falk                                  1,340,000(1)              *             Common
           13114 Evening Creek Dr. S.
           San Diego, CA 92128

         Robert Putnam                                   1,150,000(2)              *             Common
           13114 Evening Creek Dr. S.
           San Diego, CA 92128

         Renee Warden                                       16,667(3)              *             Common
           13114 Evening Creek Dr. S.
           San Diego, CA 92128

         Allen Cocumelli                                   376,000(4)              *             Common
           13114 Evening Creek Dr. S.
           San Diego, CA 92128

         Victor Ramsauer                                   225,000(5)              *             Common
           13114 Evening Creek Dr. S.
           San Diego, CA 92128

         Alex Diaz                                         460,000(6)              *             Common
           13114 Evening Creek Dr. S.
           San Diego, CA 92128


         All officers and directors
             as a group (6 persons)                      3,567,667(7)              2.3%          Common


(1) Includes options exercisable within 60 days to purchase 225,000 shares. Excludes unvested options to purchase 200,000 shares.

(2)      Includes options exercisable within 60 days to purchase 25,000 shares.

(3) Includes options exercisable within 60 days to purchase 16,667 shares. Excludes unvested options to purchase 33,333 shares.

(4) Includes options exercisable within 60 days to purchase 375,000 shares. Excludes unvested options to purchase 150,000 shares.

(5) Includes options exercisable within 60 days to purchase 225,000 shares. Excludes unvested options to purchase 100,000 shares.

(6) Includes options exercisable within 60 days to purchase 100,000 shares. Excludes unvested options to purchase 100,000 shares.

(7) Includes options exercisable within 60 days to purchase 1,287,500 shares and warrants to purchase 500,000 shares. Excludes unvested options to purchase 912,500 shares.

-----------
*  Less than 1%

Series D Preferred Stock

         The following security ownership information is set forth as of October 21, 2003, with respect to certain persons or groups known to the Company to be beneficial owners of more than 5% of Series D Preferred Stock.

    Name and Address                    Amount and Nature of               Percent          Title
  of Beneficial Owner                   Beneficial Ownership              of Class         of Class
  -------------------                   --------------------              --------         --------
Jerry E. Polis Family Trust                  105,000 (2)                      52%           Series D
   980 American Pacific Dr.  Ste. 111                                                       Preferred Stock
   Henderson, NV 89014

Prive Mortgage Ltd.                           52,500 (3)                      26%           Series D
   Chancery Hall                                                                            Preferred Stock
   52 Reid Street
   Hamilton, Bermuda HM 12

Palermo Trust                                 37,500 (4)                      19%           Series D
   8617 Canyon View Dr.                                                                     Preferred Stock
   Las Vegas, NV 89117

--------------

         (1) Represents number of shares of Series D Preferred Stock, held as of October 21, 2003. At such date an aggregate of 205,000 shares of Series D Preferred Stock were issued and outstanding convertible into an aggregate of 11,760,526 shares of Common Stock.
         (2) Jerry E. Polis is Trustee and believed by the Company to have sole voting and investment power with respect to the Series D Preferred Stock held.
         (3) Douglas Tufts is President of Prive Mortgage Ltd. and is believed by the Company to have sole voting and investment power with respect to the Series D Preferred Stock held.
         (4) James A. Barnes is Trustee and believed by the Company to have sole voting and investment power with respect to the Series D Preferred Stock held.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of the Common Stock to file initial reports of ownership (Forms 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the Securities and Exchange Commission.

         Based solely on a review of copies of such reports furnished to the Company and written representation that no other reports were required during the fiscal year ended March 31, 2003, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the Securities and Exchange Commission.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met six times during fiscal 2003 and acted by unanimous written consent three times. During such fiscal year, each Board member attended at least 70% of the aggregate of the meetings of the Board held during the period for which he was a director.

         The Company has an Audit Committee and a Compensation Committee.

         Audit Committee. The Audit Committee, currently consisting of Messrs. Cocumelli and Ramsauer, reviews the audit and control functions of the Company, the Company's accounting principles, policies and practices and financial reporting, the scope of the audit conducted by the Company's auditors, the fees and all non-audit services of the independent auditors and the independent auditors' opinion and letter of comment to management and management's response thereto. The Audit Committee was designated on June 7, 2000 and held four meetings during the fiscal year ended March 31, 2003. A copy of the Audit Committee Charter is attached hereto as Exhibit A.

         Compensation Committee. The Compensation Committee is currently comprised of two non-employee Board members, Allen Cocumelli and Victor
Ramsauer. The Compensation Committee reviews and recommends to the Board the salaries, bonuses and prerequisites of the Company's executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers the Company's 1992 and 1994 Stock Option Plans. The Compensation Committee held one meeting during the fiscal year ended March 31, 2003.

                          REPORT OF THE AUDIT COMMITTEE

         Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

         The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and operates under a written charter adopted by the Board of Directors on June 7, 2000. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee currently consists of two members and holds one position vacant.

         The Audit Committee reviewed with Singer Lewak Greenbaum & Goldstein LLP, the Company's independent auditors for the fiscal year ended March 31, 2003, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, "Communications with Audit Committees." In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures which were required by the Independence Standards Board. The Audit Committee also reviewed the independence letter from Singer Lewak Greenbaum & Goldstein LLP required by Independence Standard Board Standard No. 1, "Independence Discussions with Audit Committees."

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the fiscal year ended March 31, 2004.


                           By: The Audit Committee of the Board of Directors:
                           Date: October 20, 2003
                           Allen Cocumelli
                           Victor Ramsauer

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

         The  primary  philosophy  of  the  Compensation   Committee   regarding
compensation is to offer packages which reward each of the members of senior management proportionately to each person's individual performances and to the Company's overall financial performance and growth during the previous year.

         The Board measured individual and team performance on the basis of both quantitative and qualitative factors. The Board believes that the components of executive compensation should include base salary, annual and long-term incentive compensation, stock option grants and other benefits summarized below.

Executive Compensation

         Base Salary. Base salaries are intended to be competitive with market rates and are based on an internal evaluation of the responsibilities of each position. Salaries for executive officers are reviewed on an annual basis.

         The Committee's compensation policies are particularly designed to align executive officer and senior management salaries and bonus compensation to the individual's performance in the short-term and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

         Long-term incentives. The Company's long-term incentive program consists of a stock option program pursuant to which the Chief Executive Officer and other executive officers (as well as other key employees) are periodically granted stock options at the then fair market value (or higher prices) of the Company's Common Stock. These option programs are designed to provide such persons with significant compensation based on overall Company performance as reflected in the stock price, to create a valuable retention device through standard three to five year vesting schedules and to help align employees' and shareholders' interests. Stock options are typically granted at the time of hire to key new employees, at the time of promotion to certain employees and periodically to a broad group of existing key employees and executive officers.

         CEO Compensation. During fiscal 2003, the Committee approved for Mr. Falk an annual base salary of $155,000, a level the Committee feels is at the lower range of base salaries for Chief Executive Officers at similarly situated companies. Although the Committee attempts to align the Chief Executive
Officer's salary with performance, it chose to limit salary increases during fiscal 2003 as part of a general company-wide effort to reduce overhead. For fiscal 2002, Mr. Falk also earned a bonus of $35,000 based upon the achievement of specific goals and objectives established by the Compensation Committee. Mr. Falk is currently an employee at will.

         Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The limitation applies only to compensation which is not considered to be performance-based, either because it is not tied to the attainment of performance milestones or because it is not paid pursuant to a stockholder-approved plan. The non-performance based compensation paid to the Company's executive officers for the 2003 fiscal year did not exceed the $1 million limit per officer. It is not expected that the compensation to be paid to the Company's executive officers for the 2004 fiscal year will exceed that limit. The Company's 1994 Stock Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under the 1994 Plan with an exercise price per share equal to the fair market value per share of the Common Stock on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit. The Committee's present intention is to comply with the requirements of Section 162(m) unless and until the Committee determines that compliance would not be in the best interest of the Company and its shareowners.


                      By: The Compensation Committee of the Board of Directors:
                      Date: October 20, 2003
                      Allen Cocumelli
                      Victor Ramsauer

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Company's Board of Directors was formed in June 2000 and is currently comprised of Directors, Allen Cocumelli and Victor Ramsauer. None of these individuals was at any time during the fiscal year 2003, or at any time, an employee or officer of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Director Compensation

         Stock Options - Directors have received in the past and may receive in the future stock options pursuant to the Company's stock option plans.

         Standard Compensation - The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses for attending directors' or committee meetings.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth for the years ended March 31, 2003, 2002 and 2001, the cash compensation of Mr. Alfred H. Falk, current President and Chief Executive Officer, Mr. Jim Collier, former President and Chief Operating Officer and Ran Furman, former Chief Financial Officer and Secretary (collectively, the "Named Executive Officers"). No other person served as an Executive Officer of the Company during the fiscal year ended March 31, 2003 and received total compensation in excess of $100,000.

                           Summary Compensation Table

                                                                                        Long Term
                                                                                        Compensation
                                      Fiscal  Annual          Compensation              Options         All Other
Name and Principal Position           Year    Salary          Bonus         Other       (# of Shares)   Compensation
---------------------------           ----    ------          -----         -----       -------------   ------------
Alfred H. Falk, President and
                Chief Executive
                Officer               2003    $154,974        $35,000    $9,600(1)      -0-            -0-
                                      2002    $155,269        $-0-       $10,792 (1)    -0-            -0-
                                      2001    $155,000        $38,750    $24,403(1)     25,000         -0-

Jim Collier, President and Chief
             Operating Officer        2003    $132,762        $50,000    $31,363 (3)    800,000
                                      2002    $141,346 (2)    $-0-       $1,997 (3)     250,000        -0-
                                      2001    $-0-            $-0-       $-0-           -0-            -0-

Ran Furman, Chief Financial
            Officer and Secretary     2003    $150,000        $25,000    $944 (5)       350,000        -0-
                                      2002    $73,846 (4)                $1,806 (5)     250,000        -0-
                                      2001    $-0-            $-0-       $-0-           -0-            -0-


(1) Includes auto allowance of $9,600 in 2002 and 2001 and unused vacation of $1,192 in 2002 and $14,803 in 2001.

(2) Mr. Collier began his employment in April 2001 and resigned as President and Chief Operating Officer in November 2002. Mr. Collier subsequently resigned from the Board of Directors in April 2003.

(3)      Represents unused vacation pay.

(4) Mr. Furman began his employment in September 2001 and resigned as Chief Financial Officer and Secretary in July 2003.

(5) Represents Company match of 401(k) of $944 and $1,029 in 2003 and 2002, respectively, and unused vacation of $777 in 2002.

Option Grants

         Shown below is further information on grants of stock options to the Named Executive Officers reflected in the Summary Compensation Table shown above.

Option Grants for Fiscal Year Ended March 31, 2003


                                                                                                 Potential
                                                                                            Realizable Value at
                                                                                               Assumed Annual
                            Number of     Percent of Total                                     Rates of Stock
                           Securities      Options Granted                                      Appreciation
                           Underlying      to Employees in                    Expiration  -----------------------
         Name            Options Granted     Fiscal Year     Exercise Price      Date       5%/$         10%/$
         ----            ---------------     -----------     --------------      ----     -----------------------
Alfred H. Falk                   -0-
Jim Collier (1)           50,000 (2)             1.8%           $0.43          6/5/07       5,940        13,126
Jim Collier              750,000 (2)            26.7%           $0.43          6/5/07      89,101       196,889
Ran Furman (3)           350,000 (2)            12.5%           $0.43          6/5/07      41,580        91,882


(1) Mr. Collier resigned as President and Chief Operating Officer in November 2002. Mr. Collier subsequently resigned from the Board of Directors in April 2003.
(2) These options vest 50% immediately and 50% one year after issuance. (3) Mr. Furman resigned as Chief Financial Officer and Secretary in July 2003.

Aggregated Option Exercises and Fiscal Year-end Values

         The following table provides information on exercised and unexercised options of the Named Executive Officers at March 31, 2003:

Fiscal Year-End Option Values

                                                                  Number of Unexercised           Value of Unexercised
                                                                        Options At              In-the-Money Options At
                                                                       March 31, 2003               March 31, 2003(1)
                                                                       --------------               -----------------
                        Number of Shares
     Name               Acquired on Exercise  Value Realized     Exercisable   Unexercisable    Exercisable   Unexercisable
     ----               --------------------  --------------     -----------   -------------    -----------   -------------
Alfred H. Falk                -0-              $-0-                25,000              -0-        --(2)            --(2)
Jim Collier                   -0-              $-0-               600,000              -0-        --(2)            --(2)
Ran Furman                    -0-              $-0-               300,000          300,000        --(2)            --(2)


(1) Based on the last sale price at the close of business on March 31, 2003 of $0.16.

(2)      All options were out-of-the-money at March 31, 2003.

         The Company has not awarded stock appreciation rights to any employee of the Company and has no long-term incentive plans, as that term is defined in Securities and Exchange Commission regulations. The Company has no defined benefit or actuarial plans covering any person.

Securities Authorized for Issuance Under Equity Compensation Plans

         The following table sets forth information as of March 31, 2003, with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance, aggregated as follows:

                      Equity Compensation Plan Information


                                                                                                  Number of securities
                                                                                                  future issuance under
                                                                                                  remaining available for
                              Number of securities to be        Weighted-average exercise        equity compensation plans
                              issued upon exercise of              price of outstanding          (excluding securities
                               outstanding options,               options, warrants and           reflected in column
                                warrants and rights                       rights                          (a))
Plan Category                           (a)                                 (b)                            (c)
-------------                  --------------------               ---------------------           -------------------
Equity compensation plans               14,000,000                        $1.0846                       4,589,000
approved by security holders
Equity compensation plans
not approved by security
holders                                     N/A                              N/A                            N/A
                                        ----------                        -------                       ---------

Total                                   14,000,000                                                      4,589,000
                                        ==========                                                      =========



Employment Agreements

         In May 1999, the company entered into an employment agreement with Alfred H. Falk, the company's Chief Executive Officer. The employment agreement provided for a base salary of $155,000 per year and certain bonuses as approved by the Board of Directors. In the event of a non-voluntary termination other than for cause, the employee is entitled to six months severance payment. In the event of a change of control (a new owner controls more than 51% of the Company's common stock) and employee is terminated within 12 months of the change, other than cause, then the employee shall receive a termination payment equal to one year's then annual compensation. The agreement was for a two-year term and the agreement has now terminated. Currently, Mr. Falk is an employee at-will.

                              CERTAIN TRANSACTIONS

         Conflicts of Interest. Certain conflicts of interest now exist and will continue to exist between the Company and its officers and directors due to the fact that they have other employment or business interests to which they devote some attention and they are expected to continue to do so. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company and its management or management-affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in the Company's favor. The officers and directors are accountable to the Company as fiduciaries, which means that they are legally obligated to exercise good faith and integrity in handling the Company's affairs. Failure by them to conduct the Company's business in its best interests may result in liability to them.

         Officer and director Robert Putnam also acts as Vice President, Investor Relations of ATC. Officer Renee Warden also acts as Chief Accounting Officer, Treasurer and Secretary of ATC. The possibility exists that these other relationships could affect Mr. Putnam's and Ms. Warden's independence as a director and/or officer of the Company. Mr. Putnam and Ms. Warden are each obligated to perform his or her duties in good faith and to act in the best interest of the Company and its stockholders, and any failure on his or her part to do so may constitute a breach of his or her fiduciary duties and expose such person to damages and other liability under applicable law. While the directors and officers are excluded from liability for certain actions, there is no assurance that either Mr. Putnam or Ms. Warden would be excluded from liability or indemnified if he or she breached their loyalty to the Company.

         Transactions with Management. On March 17, 2003, the Company issued a 24% Unsecured Note for gross cash proceeds of $42,000 to Chairman of the Board and director Alex Diaz to finance inventory purchases. On March 31, 2003, the Company repaid all accrued interest and $6,938 of principal. At March 31, the principal amount due under the 24% Unsecured Note was $35,454. On April 28, 2003, the Company received additional gross cash proceeds of $37,800 from Mr. Diaz pursuant to this same 24% Unsecured Note. On June 10, 2003, the Company redeemed the outstanding balance and accrued interest on the 24% Unsecured Note.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                                 (Proposal Two)

         On March 18, 2003, Ernst & Young LLP resigned as the Company's independent auditor. The audit reports of Ernst & Young LLP on the Company's financial statements for fiscal years 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles, except that Ernst & Young LLP's report for the years ended March 31, 2002 and 2001 included an explanatory paragraph regarding the Company's ability to continue as a going concern. During the Company's two most recent fiscal years, and the interim period in fiscal 2003 to the time of termination, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has authorized Ernst & Young LLP to respond fully to any inquiries of our successor accountants.

         On March 19, 2003, the Audit Committee of the Board of Directors recommended and the Board of Directors approved Singer Lewak Greenbaum & Goldstein, LLP as the principal accountant to provide audit services, which included examination of the Company's financial statements for the year ended March 31, 2003. Review of unaudited quarterly financial information for fiscal 2003 was performed by Ernst & Young LLP on a timely basis prior to its resignation. Audit services were provided with the approval of the Board of Directors, which, among other things, considered the independence of the public accountants. Arrangements for non-audit services, if any, are made by management with the knowledge of the Board of Directors. The Board has selected Singer Lewak Greenbaum & Goldstein LLP to provide audit services to the Company for the fiscal year ending March 31, 2004. The stockholders are being requested to ratify such selection at the Annual Meeting.


                        FEES PAID TO INDEPENDENT AUDITORS


         Audit Fees. The aggregate fees billed by Singer Lewak Greenbaum & Goldstein LLP for the audit of the Company's financial statements for the fiscal year ended March 31, 2003 and by Ernst & Young LLP for the review of the Company's interim financial statements was $51,265 and $16,827, respectively.


         Other Audit Related Fees. The aggregate fees billed by Ernst & Young LLP and Singer Lewak Greenbaum & Goldstein LLP for professional services related to non-audit related services for the fiscal year ended March 31, 2003 was $26,160, and $nil, respectively, which services were primarily related to work on the Company's registration statement.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by either Ernst & Young LLP or Singer Lewak Greenbaum & Goldstein LLP for information technology consulting services rendered during the fiscal year ended March 31, 2003.
         No other fees were paid to either Ernst & Young LLP or Singer Lewak Greenbaum & Goldstein LLP for the fiscal year ended March 31, 2003.

                DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR
                               2003 ANNUAL MEETING

         Any proposal relating to a proper subject which an eligible stockholder may intend to present for action at the Company's 2003 Annual Meeting of Stockholders and which such stockholder may wish to have included in the proxy material for such meeting in accordance with the provisions of Rule 14a-8 promulgated under the Exchange Act must be received as far in advance of the meeting as possible in proper form by the Secretary of the Company at 13114 Evening Creek Drive South, San Diego, California 92128 and in any event not later than June 29, 2004. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

                         COMPANY STOCK PRICE PERFORMANCE

         Introductory Note: The stock price performance graph below is required by the SEC and will not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

         The following graph compares the five-year cumulative total return on the Company's Common Stock to the total returns of 1)Russell 2000 Index and
2)Morgan Stanley High Technology Index. This comparison assumes in each case that $100 was invested on March 31, 1998 and all dividends were reinvested. The Company's fiscal year ends on March 31. The past performance of the Company's Common Stock is no indication of future performance.

                                  [LINE GRAPH]

                                          Mar 98    Mar 99    Mar 00      Mar 01     Mar 02   Mar 03
                                          ------    ------    ------      ------     ------   ------
e.Digital Corporation                        100       213    12,575       1,838      1,250      200
Russell 2000 Index                           100        83       112          94        105       76
Morgan Stanley High Technology Index         100       188       192          97         84       53

                      OTHER BUSINESS OF THE ANNUAL MEETING

         Management is not aware of any matters to come before the Annual Meeting or any postponement or adjournment thereof other than the election of directors and the ratification of accountants. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Annual Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

                                  MISCELLANEOUS

         The solicitation of proxies is made on behalf of the Company and all the expenses of soliciting proxies from stockholders will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting such proxies, but in such event no additional compensation will be paid to any such persons for such solicitation. The Company will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such persons.

                                          By Order of the Board of Directors

                                          /s/ ALFRED H. FALK
                                          -------------------------------------
                                          Alfred H. Falk
San Diego, California                     President and Chief Executive Officer
October 22, 2003

                             AUDIT COMMITTEE CHARTER


Authority

         o The Board, by resolution dated June 7, 2000 established the Audit Committee.

         o        The Board  adopted  this  Audit  Committee  Charter on June 7,
                  2000.


Purpose

The purpose of the Committee is to:

         o        Recommend  the   appointment  of   independent   auditors  for
                  consideration by the Board and the shareholders of the Company;

         o        Review and appraise Internal Auditing's performance and plans;
                  and

         o Assist the Board in the discharge of its fiduciary responsibilities to the shareholders, potential shareholders and the investment community relating to the corporate accounting and reporting practices of the Company and the quality and integrity of the Financial reports of the Company and, in connection therewith, the assessment of the Company's accounting principles, reporting practices, internal controls, code of conduct and compliance with laws and regulations, and the independence of the independent auditors.

                           Duties and Responsibilities

       Relationship to Independent Auditor

       The Committee will:

         o Review the independence of the independent auditor relative to the Company by:

                  o obtaining from the independent auditor a formal written statement affirming their independence and delineating relationships between the auditor and the Company as required by and in compliance with Independence Standards Board Standard No. 1, and discussing with the independent auditor any matters that might reasonably be expected to affect independence.

                  o reviewing the non-audit services provided by the independent auditor for any impact on independence.

         o        Inform the independent auditor as to Committee expectations:

                  o        The  independent   auditor's   client  is  the  Audit
                           Committee (and the Board).

                  o The independent auditor is to opine to the Committee as to the appropriateness and quality, not just the acceptability, of accounting principles and the clarity of financial disclosures. This includes
                           providing          judgments          on          the
                           aggressiveness/conservatism of accounting principles and estimates.

                  o The independent auditor is to advise the Audit Committee of any areas requiring special attention.

         o Review and approve the fee, scope and timing of the audit and such other services rendered by the independent auditor.


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         o        Review the independent  auditor's  latest Peer Review results, its litigation status and any recent SEC or other disciplinary actions taken against it.

         o Inquire of both management and the principal independent auditor:

                  o if any independent auditor other than the principal independent auditor has been engaged and, if so, why; and

                  o if any opinion has been sought from an independent auditor other than the principal independent auditor and, if so, why.

         o Review and appraise the overall performance of the independent auditor annually.

         o Recommend annually to the Board a firm of independent auditors to be engaged by the Company, after consultation with management, and if appropriate, nominate the independent auditor to be proposed for stockholder approval in the proxy statement.


Relationship with Internal Auditing

       The Committee will:

         o        Review  and   concur   with  the   appointment,   replacement,
                  reassignment or dismissal of the Internal Auditor.

         o        Review  and  appraise  the  Internal   Auditor's   performance
                  annually.

         o Inform the Internal Auditor that he is to advise the Audit Committee of any areas requiring special attention.

         o Review and assess the adequacy of the Internal Audit Charter annually.

         o Review and approve the annual Internal Audit Plan, including its scope, coordination with the independent auditor and staffing and budget requirements.

         o Prepare a report of the audit committee, to be included in the proxy statement of the Company [beginning in 2001], which states whether the audit committee has (i) reviewed and discussed the audited financial statements with management;
                  (ii) discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended by SAS 90; (iii) received from the auditors disclosures regarding the auditor's independence required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence; and (iv) state whether, based on the review and discussions noted above the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB.

     Accounting Principles, Reporting Practices, Internal Controls, Code of
                    Conduct and Legal and Regulatory Matters

       The Committee will:

         o        Review the  appropriateness  and  soundness  of the  Company's
                  policies  and  practices   with  respect  to  accounting   and
                  financial controls, including:

                  o the Internal Auditor's annual report on internal controls

                  o the risk assessment and review process in place to prevent a material financial statement misstatement



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                  o        the  planned  scopes  of the  internal  and  external
                           audits, including their probability of detecting material fraud or control weaknesses

                  o        the adequacy of EDP controls

         o        Review  the   financial   section  of  the  Annual  Report  to
                  Shareholders, the SEC Form 10-QSB and appropriate proxy material by making inquiries of management, the General Counsel, the Internal Auditor and the independent auditor, including focusing on:

                  o        the independent auditor's engagement letter

                  o a financial statement variance analysis comparing the current period to the prior period

                  o        the completeness of the financial statements

                  o        the appropriateness of accounting  principles and any
                           changes  in  accounting   principles  (including  the
                           reasons for and impacts of such changes)

                  o significant new or emerging accounting or reporting issues and their resolution

                  o        the  consistency  of  other   disclosures   with  the
                           financial statements

                  o any material accruals, reserves or other estimates and any charges against such accruals

                  o        compliance   with  laws  and   regulations   and  the
                           monitoring of compliance with the Company's code of conduct

                  o legal matters having potentially significant impacts on the financial statements (including how such matters are reflected in the financial statements)

                  o the management representation letter provided by management to the independent auditor

                  o the required communications from the independent auditor to the Audit Committee

         o Review the SEC Form 10-QSB and other significant SEC filings, either subsequent or prior to their filing as deemed appropriate by management and the General Counsel, by making inquiries of management, the General Counsel, the Internal Auditor and the independent auditor.

                  o the independent auditor will conduct a SAS 71 Interim Financial Review prior to the Company's filing of its Form 10-QSB.

         o Review the independent auditor's annual management letter findings and their dispositions by management.

         o Review the significant quarterly internal audit findings and their dispositions by management, including:

                  o any audit findings from the review of executive officers' expense reports and perquisites.

         o        Review the results of capital project post audits.

         o Periodically review the management delegation of authority process.

         o Conduct or authorize investigation into any matters within the Committee's scope of responsibilities.

                                 Administrative

       The Committee will:

         o Review the Committee's Charter annually and propose to the Board for its approval any recommended modifications.

         o Assure that members, particularly new members, have the training necessary to carry out their duties.

         o Assure that the Committee has sufficient resources to carry out its duties.


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         o        Assess its own performance annually.

                                   Membership

         o        The Committee will have a minimum of three directors.

         o All Committee members will be "independent", as defined by the NASD.

         o Committee members are required to have backgrounds and a minimum level of financial literacy necessary to carry out their duties.

         o At least one member shall have more significant financial or accounting expertise.

         o        The Board will appoint the Committee members and a Chairman.

         o        The Board may fill vacancies on the Committee.

         o The Board may remove a Committee member from the membership of the Committee at any time with or without cause.


                          Committee Meetings and Action

         o A majority of the Committee members will be a quorum for the transaction of business.

         o The action of a majority of those present at a meeting at which a quorum is present will be the act of the Committee.

         o Any action required to be taken at a meeting of the Committee will be deemed the action of the committee if all of the Committee members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

         o The Chairman will report from time to time to the Board on Committee actions and on the fulfillment of the Committee's duties under its charter.

         o The Chief Financial Officer will be the management liaison to the Committee.

         o The Committee Secretary will keep minutes of all Committee meetings, which will be distributed to all Board members.

         o The Committee will meet at least once each quarter and at such other times as may be requested by its Chairman.

         o The following management representatives should attend all meetings except executive and private sessions:

                                    Chief Financial Officer
                                    General Counsel
                                    Controller
                                    Internal Auditor

         Other management representatives shall attend as necessary.

         o The Committee Secretary and the Chief Financial Officer will prepare a preliminary agenda. The Chairman will make the final decision regarding the agenda.


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         o        The agenda and all  materials  to be reviewed at the  meetings should be received by the Committee members as far in advance of the meeting day as practicable (which will normally be 6 days).

         o The Committee Secretary should coordinate all mailings to the Committee members, to the extent practicable.


                              Line of Communication

         o The Internal Auditor and the independent auditor will have a direct line of communication to the Committee and may by-pass management if deemed necessary.

         o The Committee will meet privately with the Internal Auditor and with the independent auditor at least once annually.

         o The General Counsel will report directly to the Committee with regard to legal compliance.

         o The Committee may contact any employee in the Company, and any employee may bring before the Committee matters involving questionable, illegal or improper practices or transactions.

         o        Disclosure:

                  o The Committee will annually disclose in its [annual report on Form 10-KSB] the fact that this Charter has been adopted.

                  o The Committee will annually disclose in its [annual report on Form 10-KSB] that the responsibilities outlined in the Charter have been fulfilled.

                  o The Committee will disclose in its [annual report on Form 10-KSB] the current Charter at least every three years.

                  o The Committee will disclose in its [annual report on Form 10-KSB] whether or not, in the last fiscal year:

                           o management has reviewed the audited financial statements with the Committee including a discussion of the quality of the accounting principles as applied and significant judgments affecting the Company's financial statements;

                           o the independent auditors have discussed with the Committee their judgments of the quality of those principles as applied and judgments referenced (above) under the circumstances; and the Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards No. 61, as amended by SAS 90.

                           o the members of the Committee have discussed among themselves, without management or the independent auditors present, the information disclosed to the Committee described above; and

                           o the Committee, in reliance on the review and discussions conducted with management and the independent auditors pursuant to this section, believes that the Company's financial statements are fairly presented in conformity with General Accepted Accounting Principles in all material respects.

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